CornerCap Small-Cap Value Fund
Institutional Shares (CSCJX)
Investor Shares (CSCVX)

STATEMENT OF ADDITIONAL INFORMATION
August 1, 2022

The CornerCap Small-Cap Value Fund (the “Small-Cap Value Fund”) is a diversified series (the “Fund”) of the CornerCap Group of Funds (the “Trust”), an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information (“SAI”) incorporates by reference the Fund’s Annual Report to shareholders for the fiscal year ended March 31, 2022. Copies of the Annual Report are available, without charge, by contacting the Fund at the telephone number below.

This SAI is not a prospectus, and it should be read in conjunction with the Prospectus, dated August 1, 2022, as may be amended from time to time (the “Prospectus”). Copies of the Prospectus may be obtained by calling (888) 813-8637 or writing to the Fund at P.O. Box 588, Portland, Maine 04112.

THE CORNERCAP GROUP OF FUNDS

CORNERCAP SMALL-CAP VALUE FUND

TABLE OF CONTENTS

General Information	1
Investment Objectives, Policies and Additional Risks	1
Recent Market Events Risk	1
Investments in Foreign Securities	1
Repurchase Agreements	2
Reverse Repurchase Agreements	2
Convertible Securities	2
Leveraging Activities	2
Temporary Defensive Position	2
Portfolio Turnover	3
Investment Restrictions	3
Fundamental Investment Limitations	4
Disclosure of Portfolio Holdings	5
Management	6
Leadership Structure and Risk Oversight	8
Board Committees	9
Ownership in the Fund’s Affiliates	9
Trustees’ Ownership of Fund Shares	9
Trustee Compensation	10
Code of Ethics	10
Proxy Voting Policies	10
Principal Shareholders	10
Advisory and Administration Agreements	11
Additional Information About Portfolio Managers	14
Portfolio Transaction and Brokerage	15
Capitalization	16
Purchase and Redemption of Shares	16
Net Asset Value	17
Distributions and Tax Status	18
Performance Information	19
Performance Calculation	20
Financial Statements	20
Appendix A: Definitions	A-1
Appendix B: Proxy Voting Policy	B-1

GENERAL INFORMATION

The Trust is an open-end management investment company consisting of one diversified series, the Small-Cap Value Fund. The Trust was organized on January 6, 1986 as a Massachusetts business trust.

INVESTMENT OBJECTIVES, POLICIES AND ADDITIONAL RISKS

Please refer to the Fund’s Summary Section and “Details Regarding Principal Investment Strategies” in the Fund’s Prospectus for a full discussion of the Fund’s investment objectives, principal strategies and principal risks.

Set forth below are additional, non-principal investment strategies of the Fund, and types of investments, and information regarding risks of certain of these types of investments that are not addressed, or are not addressed as fully, in the Prospectus. Following this information is information regarding certain calculations for the Fund, portfolio turnover for the Fund that is not in the Prospectus, and information regarding the Fund’s policies with respect to certain types of investment restrictions.

RECENT MARKET EVENTS RISK

Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics, or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

As shown with the novel coronavirus disease (“COVID-19”), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. Additionally, the impact of COVID-19 has caused significant volatility and declines in global financial markets, including the U.S. financial markets. Further, COVID-19 has led to production cutbacks for many companies and coupled with changes in consumer spending fueled by government stimulus, created a supply/demand imbalance and resulted in higher prices and inflation, the result of which can affect a company’s financial condition and ability to manufacture and sell its produces.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. Further, COVID-19 has led to production cutbacks for many companies and coupled with changes in consumer spending fueled by government stimulus, created a supply/demand imbalance and resulted in higher prices and inflation, the result of which can affect a company’s financial condition and ability to manufacture and sell its products. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and therefore adversely affect the Fund.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may invest its assets in securities of foreign issuers, including but not limited to, investing through American Depository Receipts (“ADRs”). Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or nationalization of companies or industries. In addition, the dividend and interest payable on certain foreign securities may be subject to foreign withholding taxes. Foreign securities also involve currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities is outside of the United States. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs in registered form are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreements. A repurchase agreement, which may be considered a “loan” under the 1940 Act, is a transaction in which the Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed-upon price and date (usually not more than seven (7) days) after the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund’s risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. In the opinion of management, this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller’s obligations to pay. This collateral, equal to or in excess of 100% of the repurchase agreement, will be held by the custodian for the Fund’s assets. However, in the absence of compelling legal precedents in this area, there can be no assurance that the Fund will be able to maintain their rights to such collateral upon default of the issuer of the repurchase agreement. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the Fund would suffer a loss. It is intended (but not required) that at no time will the market value of any of the Fund’s securities subject to repurchase agreements exceed 50% of the total assets of entering into such agreement. It is intended for the Fund to enter into repurchase agreements with commercial banks and securities dealers. The Adviser will monitor the creditworthiness of such entities.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements (“reverse repos”) are repurchase agreements in which the Fund is the seller (rather that the buyer) of the securities and agrees to repurchase them at an agreed-upon time and price. A reverse repo may be viewed as a type of borrowing. Reverse repos are subject to credit risks. In addition, reverse repos create leverage risks because the seller must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. The Fund’s investments in reverse repurchase agreements will be subject to the requirements of Section 18(f) (1) that an investment company maintain asset coverage of at least 300% of any loan obligation.

CONVERTIBLE SECURITIES

Although the equity investments of the Fund consists primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, the Fund’s Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.

LEVERAGING ACTIVITIES

Borrowing. Leveraging activities include, among other things, borrowing. While the Fund may borrow funds for investments or other purposes, the Fund is limited in their borrowing activities. In general, the Fund is limited to borrowing no more than 33 1/3% of the value of their assets (as determined at the time of borrowing) by their fundamental limitations (described below) and Sections 18(f) of the 1940 Act, which generally requires that the Fund maintains at least 300% asset coverage for any borrowings, subject to an exception under Section 18(g) of the 1940 Act for loans for temporary purposes only (to be repaid in 60 days and not extended or renewed) and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made. The Fund may issue a temporary note or other evidence of indebtedness evidencing a temporary loan not to exceed 5% of the Fund’s total assets with a term that does not exceed 60 days. The Fund will not purchase additional securities if its outstanding temporary borrowing exceeds 5% of its total assets. There are risks associated with leveraging activities, including the fact that if the Fund uses leverage, it may experience losses over certain ranges in the market that exceed losses experienced by a non-leveraged fund.

TEMPORARY DEFENSIVE POSITION

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. Under such circumstances, the Fund may invest up to 100% of its assets in cash, cash equivalents or money market securities. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO TURNOVER

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. The Fund’s portfolio turnover rates are disclosed in the Financial Highlights section of the Prospectus.

INVESTMENT RESTRICTIONS

Each of the following investment restrictions and limitations is considered at the time that investment securities are purchased; however, when the Fund exceeds a stated limitation with respect to borrowing or illiquid securities, the Adviser will actively work to get the Fund’s investment portfolio back within such limitations.

Illiquid Securities. The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities. Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. Illiquid securities include unregistered and “restricted securities,” and repurchase agreements maturing in greater than seven days.

“Restricted securities” generally are securities that may be resold to the public pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is one exemption from registration. It permits, under certain circumstances, the resale of restricted securities in offshore transactions. Rule 144A under the 1933 Act is another exemption. It permits the resale of certain restricted securities to qualified institutional buyers.

Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced at fair value pursuant to a methodology approved by the Board.

Determination of Liquidity. Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program ("LRMP") that is reasonably designed to assess and manage liquidity risk. Rule 22e4 defines "liquidity risk" as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors' interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund's LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a "highly liquid investment," "moderately liquid investment," "less liquid investment" or "illiquid investment." The liquidity risk classifications of the Fund's investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an "illiquid investment" or a "less liquid investment," the Fund can expect to be exposed to greater illiquidity risk.

FUNDAMENTAL INVESTMENT LIMITATIONS

The Small-Cap Value Fund is subject to the following investment restrictions that are fundamental policies that cannot be changed without the approval of the holders of a “majority” (as defined by the 1940 Act) of the Fund’s outstanding securities. The Small-Cap Value Fund may not:

1(a). With respect to 75% of its total assets, the Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities; 1(b). Additionally, the Fund will limit the aggregate value of holdings of a single issuer to a maximum of 25% of the Fund’s total assets;1

2. Purchase securities on margin (but the Small-Cap Value Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

3. Issue senior securities, borrow money or pledge its assets2 except as permitted by the 1940 Act (e.g., the Small-Cap Value Fund may not issue a senior security except as permitted under Section 18(f) of the 1940 Act, which permits the Small-Cap Value Fund to, among other things, borrow money from a bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all of the Small-Cap Value Fund’s borrowings);3

4. Purchase any security if as a result the Small-Cap Value Fund would then have 5% or more of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

5. Invest in securities of any issuer if, to the knowledge of the Small-Cap Value Fund, any officer or Trustee of the Small-Cap Value Fund or officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees, officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

7. Make investments for the purpose of exercising control or management;

8. Participate on a joint, or joint and several, basis in any trading account in securities;

9. Invest in securities of other registered investment companies;4;

10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

11. Make loans, except through repurchase agreements;

12. Purchase warrants if as a result the Small-Cap Value Fund would then have 5% or more of its total net assets (taken at the lower of cost or current value) invested in warrants, or if 2% or more of the value of the Small-Cap Value Fund’s total net assets would be invested in warrants which are not listed on the New York or American Stock Exchanges, except for warrants included in units or attached to other securities;

13. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. It may buy or sell futures contracts or options thereon for hedging purposes as described in the Small-Cap Value Fund’s prospectus.

14. Invest more than 25% of the value of its total assets in any one industry or group of related industries.5

[1]	The Fund’s concentration policy does not apply to “U.S. Government securities and cash items,” as such terms are used in section 3 of the 1940 Act, because they are not considered to be in any industry.

[2]	“Pledging” of assets involves the offering of assets of the Fund as collateral for a loan.

[3]	In general, the limits of Section 18(f) of the 1940 Act restrict an investment company to borrowing no more than an amount equal to 33 1/3% of its assets at any time, subject to an exception under Section 18(g) of the 1940 Act for loans for temporary purposes only (to be repaid in 60 days and not extended or renewed) and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made.

[4]	Currently, Section 12 prohibits a mutual fund, subject to certain exceptions, from acquiring securities of other investment companies if, as a result of such acquisition, (a) such mutual fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such mutual fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such mutual fund.

[5]	With respect to the above fundamental investment restriction regarding concentration, (i) securities of the U.S. government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry (although the Small-Cap Value Fund will consider a registered investment company’s underlying securities in applying its concentration policy), (ii) if the Small-Cap Value Fund invests in a revenue bond tied to a particular industry, the Small-Cap Value Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied, and (iii) in the case of loan participations where the Small-Cap Value Fund is not in a direct debtor/creditor relationship with the borrower, both the financial intermediary and the ultimate borrower are considered issuers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund and disclosure of purchases and sales of such securities may be made to shareholders of the Fund or other persons. These policies include the following:

●	Public disclosure regarding the Fund’s portfolio securities is made periodically through the Fund’s Form N-CEN, N-PORT and Semi-Annual and Annual Reports (collectively, the “Official Reports”). Other than the Official Reports, shareholders and other persons generally may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

●	Notwithstanding the foregoing, information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. In addition, the Trust’s policy relating to disclosure of the Fund’s holdings of portfolio securities does not prohibit: (i) disclosure of information to the Fund’s investment adviser or to other Fund service providers, including but not limited to the Fund’s administrator, distributor, custodian, legal counsel (Kilpatrick Townsend & Stockton LLP), auditors and financial printers; or (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all Fund shareholders. In accordance with the foregoing, the Fund shares non-public information about their portfolio securities on a current basis with the Fund’s custodian, administrator, distributor and transfer agent in connection with ongoing service relationships. In addition, the Fund shares non-public information about their portfolio securities with Morningstar®, as a rating and ranking organization. The Fund anticipates that disclosures to Morningstar® will be made in response to inquiries for information on quarter-end portfolio holdings 5-10 days after the end of a calendar quarter.

●	Any arrangements to disclose information about the Fund’s portfolio securities before public disclosure require the approval of the Trust’s Chief Compliance Officer (“CCO”) (as of March 31, 2022, the Fund does not have any such arrangements other than those disclosed above). In determining whether to approve such an arrangement, the CCO shall consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and whether the arrangement will adversely affect the Trust, the Fund or the Fund’s shareholders. The Board of Trustees exercises its oversight of disclosure of information regarding portfolio securities by requiring the CCO to inform the Board of Trustees of any special portfolio holdings disclosure arrangements that are approved by the CCO, and the rationale supporting approval.

●	Exemptions to this policy may be granted if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund, the portfolio or shareholders of the Fund. The CCO shall inform the Trustees of any such arrangements and the rationale supporting such approval.

●	Neither the Trust’s Adviser, nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

●	The Fund will seek to obtain from third parties written confidentiality agreements, including a duty not to trade on non-public information. If the Fund does not obtain a confidentiality agreement from a given third party, shareholders may be subject to the risk that the third parties will use the non-public information in a manner inconsistent with the best interests of the Fund and their shareholders.

Adviser employees who are access persons under the Trust’s and Adviser’s Codes of Ethics have access to the Fund’s portfolio holdings on a regular basis. The Codes of Ethics prohibit use or dissemination of such information by such persons for unlawful purposes, including insider trading. Compliance with the Codes of Ethics is monitored regularly and reports are provided quarterly to the Board of Trustees.

Notwithstanding the foregoing, there is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of information regarding portfolio securities by individuals or firms in possession of such information.

MANAGEMENT

The Board of Trustees (the “Board” or “Trustees”) of the Trust supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations.

Officers and Interested Trustees: The following table sets forth certain information about the Trust’s Officers as well as members of the Board who are affiliated with the Adviser and are therefore “interested persons” of the Trust as that term is defined in the 1940 Act:

Name Address Age	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee during past 5 years
Thomas E. Quinn[1] The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309 Born: 1945	Trustee, Chairman of the Board, President, Chief Financial Officer, and Treasurer since 1992	1	Chief Financial Officer, CornerCap Investment Counsel (since 1989); Chief Executive Officer, CornerCap Investment Counsel (1989-2020); Vice-Chairman, Church Investment Group (non-profit) (2013-present).	None
Richard T. Bean The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta GA 30309 Born: 1962	Vice President of the Fund since 1996	n/a	Portfolio Manager (since 1996) and Chief investment Officer (since 2020), CornerCap Investment Counsel.	n/a
John A. Hackney The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309 Born: 1966	Chief Compliance Officer since 2004 and Secretary of the Fund since 1999	n/a	Chief Compliance Officer, CornerCap Investment Counsel.	Chief Compliance Officer, Church Investment Group (non-profit)

Name Address Age	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee during past 5 years
J. Cannon Carr, Jr. The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309 Born: 1967	Vice President of the Fund since 2019	n/a	Chief Executive Officer, CornerCap Investment Counsel (since 2020); Chief Investment Officer, CornerCap Investment Counsel (2013-2020).	n/a

[1]	Mr. Quinn is an “interested person” of the Trust because he is a shareholder and the Chief Financial Officer of the Adviser, and an officer of the Trust.

Independent Trustees: The following table sets forth certain information about those members of the Board who are not “interested persons” of the Trust as that term is defined in the 1940 Act (“Independent Trustees”):

Name Address[1] Age	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee during past 5 years
Richard L. Boger Born: 1946	Trustee since 1992	1	President & CEO, Lex-Tek International, Inc. (a financial services and software consulting company), (1991-2021); Managing Trustee, Boger-Owen FNDN (2012-present); Heathland Holdings, LLP, and General Partner, Shawnee Meadow Holdings, LLLP (real estate and related companies) (2004-present).	Director, Gray Television, Inc., since 1991.
Laurin M. McSwain Born: 1951	Trustee since 1994	1	Attorney, Lefkoff, Duncan, Grimes, McSwain, Hass & Hanley P.C. (2003-present).	None
Leslie W. Gates Born: 1955	Trustee since 2006	1	Retired, 2005. Partner, Williams Benator & Libby, LLP (CPA Firm) (1989-2004).	None

Name Address[1] Age	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee during past 5 years
G. Harry Durity Born: 1946	Trustee – 1992-2004, since 2010	1	Senior Advisor, Consultant, New Mountain Capital, LLC (asset management company) (2005-present); Director, Alexander Mann Solutions (Private Company) (2014-2018).	Former Director, National Medical Health Card; Former Director, WebSite Pros, Inc.

[1]	Each Independent Trustee may be contacted by writing to the Trustee c/o CornerCap Group of Funds, P.O. Box 588, Portland, ME 04112.

LEADERSHIP STRUCTURE AND RISK OVERSIGHT

Board Structure

The Trust’s Board includes four Independent Trustees and one “interested person,” Mr. Quinn, who is the Chairman of the Board, President and Chief Financial Officer of the Trust and Chief Financial Officer of the Adviser. The Board has established two standing committees, an Audit Committee and a Proxy Voting Committee, which are comprised entirely of the Independent Trustees. Information regarding these committees is set forth below. The Board does not have a single lead Independent Trustee, although one of the Independent Trustees serves as Chairman of the Audit Committee. The Board has determined that the Board’s structure is appropriate given the characteristics, size and operations of the Trust. The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management. The Board reviews its structure annually. The Board has not appointed an independent Trustee to serve as lead independent Trustee because, among other things, the Board’s current and historical small size and the small number of funds in the Trust (one) permit Trust management to communicate with each Independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. The Board may consider appointing an independent Chairman or a lead independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

Risk Oversight

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year. The Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Secretary and CCO, John A. Hackney, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Audit Committee also meets with the Trust’s independent auditor on an annual basis, to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board has established a committee structure that includes an Audit Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and correct violations of the federal securities laws.

Qualification of Trustees

The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. The Trust believes that each of the Trustees has the appropriate experience, qualifications, attributes and skills (collectively “Trustee Attributes”) to continue to serve as a trustee to the Trust in light of the Trust’s business and structure. Among the Trustee Attributes common to each of the Trustees are their ability to evaluate, question and discuss information about the Fund; to interact effectively with the other Trustees, Trust management, the CCO and Trust third-party service providers, legal counsel and the independent registered public accounting firm; and to exercise business judgment in the performance of their duties as Trustees. Four of the Trustees have also served on the Board for twenty years or more, and one of the Trustees has served on the Board for thirteen years. In their service to the Trust over the years, these Trustees have gained substantial mutual fund board experience and insight as to the operations of the Trust.

In addition, each of the Trustees have the following additional experience: Mr. Quinn was Chief Executive Officer of the Adviser from 1989 to 2020. Mr. Boger has experience as business leader in different industries, including his roles as President and Chief Executive Officer of a trade finance and trade credit insurance services and software provider and general partner in various real estate and related companies. In addition, he serves as a director of a communications company. Mr. McSwain has business experience as a partner of a law firm. Ms. Gates has business experience as a partner of a public accounting firm and is a certified public accountant (CPA). Mr. Durity has business experience as a director of an audit services company, a consultant to an asset management company and a consultant to a boutique investment banking firm.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.

BOARD COMMITTEES

The Trustees have established the following standing committees:

Audit Committee: The Board of Trustees has established an Audit Committee, which oversees the Fund’s accounting and financial reporting policies and the independent audit of its financial statements. Each Independent Trustee is a member of the Audit Committee. Mr. Boger is the Committee’s Chairman. The Audit Committee meets periodically, as needed. The Audit Committee held two meetings during the fiscal year ended March 31, 2022.

Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during the fiscal year ended March 31, 2022.

OWNERSHIP IN THE FUND’S AFFILIATES

As of December 31, 2021, none of the Independent Trustees, nor members of their immediate families, owned securities beneficially or of record in the Adviser, the Fund’s distributor or any affiliate of the Adviser or distributor.

TRUSTEES’ OWNERSHIP OF FUND SHARES

The following table shows each Trustee’s beneficial ownership of shares of the Small-Cap Value Fund, which is the only fund within the complex overseen by the Trustees. Information is provided as of December 31, 2021:

Trustee	Dollar Range of Fund’s Shares Owned by Trustee
Thomas E. Quinn	Over $100,000
Richard L. Boger	Over $100,000
Laurin M. McSwain	Over $100,000
Leslie W. Gates	Over $100,000
G. Harry Durity	$50,001-$100,000

TRUSTEE COMPENSATION

No interested Trustee, officer, or employee of the Fund receives any compensation from the Fund for serving as an officer or Trustee of the Fund. Each Independent Trustee receives an annual retainer of $8,000, $5,000 for each regular meeting or special in-person meeting of the Trustees, and $2,000 for each special meeting attended by telephone; members of the Audit Committee are paid $1,600 per Audit Committee meeting, and the Audit Committee Chairman is paid $3,200 per Audit Committee meeting. The following table shows the compensation received by each Trustee, and paid by the Adviser, for his or her service as a Trustee during the fiscal year ended March 31, 2022.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation for Services to the Fund
Thomas E. Quinn	$0	$0	$0	$0
Richard L. Boger	$44,400	$0	$0	$44,400
Laurin M. McSwain	$41,200	$0	$0	$41,200
Leslie W. Gates	$41,200	$0	$0	$41,200
G. Harry Durity	$41,200	$0	$0	$41,200

The members of the Board of Trustees may elect to receive all or part of their compensation in shares in of the Fund in lieu of cash compensation.

CODE OF ETHICS

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

PROXY VOTING POLICIES

The Trust has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board of Trustees, delegated to the Fund’s Adviser the following duties: (1) to make the proxy voting decisions for the Fund; and (2) to assist the Fund in disclosing their respective proxy voting record as required by the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as described above).

The Adviser has adopted a Proxy Voting Policy that it uses to vote proxies for its clients, including the Fund. A copy of this Proxy Voting Policy is set forth in Appendix B.

No later than August 31st of each year, the Fund must file a Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. The Fund’s proxy voting record, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at (888) 813-8637. This information is also available on the SEC’s website at www.sec.gov.

PRINCIPAL SHAREHOLDERS

As of July 5, 2022, the Trustees and Officers of the Trust as a group owned beneficially (i.e. had direct or indirect voting and/or investment power) beneficially less than 1.00% of the Small Cap Value Fund.

SMALL-CAP VALUE FUND (Investor Shares): As of July 5, 2022, the following persons were record or beneficial holders of approximately the percentage of outstanding shares of the Investor Shares of the Small-Cap Value Fund indicated:

Name and Address of Shareholder	% of Fund Held	Shares Held
Investor Shares
CHARLES SCHWAB AND CO INC REINVESTMENT ACCOUNT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANSISCO, CA 94104-4151	76.80%	4,124,745
TD AMERITRADE INC FBO OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	7.97%	427,949

SMALL-CAP VALUE FUND (Institutional Shares): As of July 5, 2022, the following persons were record or beneficial holders of approximately the percentage of outstanding shares of the Investor Shares of the Small-Cap Value Fund indicated:

Name and Address of Shareholder	% of Fund Held	Shares Held
Institutional Shares
CHARLES SCHWAB AND CO INC ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANSISCO, CA 94104-4151	65.17%	2,900,670
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	29.60%	1,317,681

Insofar as the Fund is aware, as of July 5, 2022, no person owned, beneficially or of record, more than 25% of the outstanding shares of any class of the Fund except for: Charles Schwab & Co., Inc. in Small-Cap Value Fund – Investor Shares, Small-Cap Value Fund – Institutional Shares.

Any person owning more than 25% of the outstanding shares of the Fund may be deemed to control it. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. Each of the persons named above is believed to hold its shares of the Fund of record, as nominee for the benefit of its clients.

ADVISORY AND ADMINISTRATION AGREEMENTS

Reference is made to “Management—Investment Adviser” and “Management—Portfolio Management” in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

ADVISORY AND OPERATIONS SERVICES AGREEMENTS: The Adviser has entered into a Investment Advisory Agreement with the Fund to provide investment management services to the Fund (the “Advisory Agreement”). In addition to the Advisory Agreement, the Adviser has entered into an Administrative Services Agreement with the Fund to provide, or make arrangements for the provision of, virtually all day-to-day operational services to the Fund (the “Services Agreements”).

The Adviser was organized as a Georgia corporation and registered with the SEC as an investment adviser in 1989. The Adviser is controlled by Thomas E. Quinn, who also served as the Adviser’s Chief Executive Officer from 1989 to 2020. Mr. Quinn also serves as a Trustee and as Chairman of the Board, President, Chief Financial Officer and Treasurer or the Trust and, therefore, is an interested person as defined in the 1940 Act. The Adviser’s offices are located at The Peachtree, Suite 1700, 1355 Peachtree Street, Atlanta, GA 30309.

As explained in the Prospectus, the terms of the Advisory Agreement and the Services Agreements empower the Adviser, subject to the Board of Trustees of the Trust, to manage the Fund’s assets and provide or arrange for the provision of operational and other administrative services for the day-to-day operation of the Fund. The Fund pays the Adviser for the services performed under its Advisory Agreement a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. Under the Services Agreement, the Fund pays the Adviser a monthly fee at the following annual rates of the Fund’s average daily net assets: 0.40% for the Investor shares and 0.10% for the Institutional shares of the Small-Cap Value Fund.

The Adviser has contractually agreed to waive fees and reimburse the Investor Shares of the Small-Cap Value Fund “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.30%, respectively, through August 1, 2023. Accordingly, total expenses for the Small-Cap Value Fund’s Investor Shares, excepting taxes, interest, brokerage fees and commissions, acquired fund fees and expenses and extraordinary expenses, equals an annual rate of 1.30% of the daily net asset value (“NAV”) of the Fund.

ADVISORY AGREEMENT: The Fund has entered into an Amended and Restated Investment Advisory Agreement dated May 31, 2007, as amended, with the Adviser. The Fund pays the Adviser for the services performed under its respective Advisory Agreement a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. The Advisory Agreement also provides that in the event the expenses of the Fund (including the fees of the Adviser and amortization of organization expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year exceed the limit set by applicable regulations of a state securities commission, the Adviser will reduce its fee to the Fund by the amount of such excess up to the full amount of the Adviser’s annual fee. Any such reductions are accrued and paid in the same manner as the Adviser’s fee and are subject to readjustment during the year. During the fiscal years ended March 31, 2020, 2021 and 2022, the Small-Cap Value Fund paid the following Gross and Net Advisor Fees:

Small-Cap Value Fund
Year Ended	Gross Advisor Fees	Waiver of Fees	Net Advisor Fees
March 31, 2022	$1,481,482	—	$1,481,482
March 31, 2021	$1,204,187	—	$1,204,187
March 31, 2020	$1,081,783	—	$1,081,783

Unless earlier terminated, each Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund; and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Each Advisory Agreement terminates automatically upon assignment and may be terminated without penalty on sixty (60) days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

The Advisory Agreements also provide that the Adviser shall not be liable to the Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

SERVICES AGREEMENT: The Fund pays the Adviser for the services performed under its respective Services Agreement. Under the Services Agreement, the Adviser provides day-to-day operational services to the Fund. The Small-Cap Value Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the Fund’s average daily net assets with respect to Investor Shares and 0.10% of the Fund’s average daily net assets with respect to Institutional Shares.

Under the Services Agreement, the Fund and the Adviser have entered into several agreements with third-party providers to provide, among other services, accounting, administrative, dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services to the Fund. The Fund is not obligated to pay any expenses or fees under any of these third-party agreements, as those expenses or fees are paid by the Adviser from the fees the Adviser receives from the Fund pursuant to the Services Agreement.

For the fiscal years ended March 31, 2022, 2021 and 2020, the Small-Cap Value Fund paid $456,259, $391,132 and $377,515, respectively in fees to the Adviser pursuant to the Services Agreement.

ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT, AND COMPLIANCE SERVICES: Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (“Apex”), located at Three Canal Plaza, Portland, Maine 04101, and its subsidiaries provide administration and fund accounting services to the Fund.

Atlantic Shareholder Services, LLC (“Atlantic TA”), with principal offices at Three Canal Plaza, Portland, Maine 04101, provides transfer agency services to the Fund pursuant to the Apex Services Agreement. Apex is a wholly owned subsidiary of Apex US Holdings LLC.

Pursuant to the particular Services Agreement, the Adviser pays Apex and Atlantic TA a bundled fee for administration, fund accounting and transfer agency services. The Adviser also pays Atlantic TA certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Apex Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Apex Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 90 days’ written notice to the other party. The Apex Services Agreement is also terminable for cause by the non- breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Apex Services Agreement, Apex is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Apex Services Agreement. The Apex Services Agreement also provides that Apex will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to $0.01, and in addition, limits the amount of any loss for which Apex would be liable.

As Administrator, Apex administers the Fund’s operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities; (5) assisting the Adviser in monitoring Fund’s holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Atlantic TA serves as transfer agent and distribution paying agent for the Fund, effective April 13, 2015. Apex is registered as a transfer agent with the SEC. Atlantic TA maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund Accountant, Apex provides fund accounting services to the Fund. These services include calculating the NAV of each Fund class.

CUSTODIAN: UMB Bank, N.A., 985 Grand Avenue, Kansas City, Missouri 64105, acts as the Fund’s custodian (“the Custodian”). As Custodian, UMB Bank is responsible for keeping the Fund’s assets in safekeeping and to collect income.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Cohen & Company, Ltd., serves as the Fund’s independent registered public accounting firm, performing an annual audit of the Fund’s accounts and review of the Fund’s tax returns.

DISTRIBUTION SERVICES: Foreside Fund Services, LLC( the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the Distributor (also known as principal underwriter) of the shares of the Fund. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust dated April 13, 2015, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Distributor a fee for certain distribution-related services.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Mr. Thomas E. Quinn, Mr. J. Cannon Carr, Jr, and Mr. Jeffrey Moeller are jointly and primarily responsible for the day-to-day portfolio management of the Small-Cap Value Fund.

OTHER ACCOUNTS MANAGED AS OF March 31, 2022:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas E. Quinn	1 account $125.3 million	None	None
J. Cannon Carr, Jr.	1 account $125.3 million	None	None
Jeffrey P. Moeller	1 account $125.3 million	None	59 accounts $345.3 million

As of March 31, 2022, no portfolio manager managed any accounts that charge a performance fee.

POTENTIAL CONFLICTS OF INTEREST: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account (each an “Account” and collectively “Accounts”).

In general, Accounts managed by the Adviser focus on the same or a similar investment discipline, so that the Accounts are managed in the same or a similar way and hold many of the same securities at the same time. Nevertheless, the management of multiple Accounts may give rise to potential conflicts of interest to the extent the Accounts have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, as Mr. Quinn, Mr. Carr, and Mr. Moeller must allocate time and investment ideas across these different Accounts. The management of multiple Accounts may also give rise to potential conflicts of interest as Mr. Quinn, Mr. Carr, and Mr. Moeller will devote unequal time and attention to the management of different Accounts, either due to the differences among the Accounts listed above, or due to particular concerns or issues that may arise from time to time with one or more Accounts.

Because Accounts may have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, there may be times when different Accounts hold different securities. These conditions may give rise to potential conflicts of interest to the extent Mr. Quinn, Mr. Carr, and Mr. Moeller direct transactions for one Account that may adversely impact the value of securities held by another Account. Securities selected for Accounts other than the Fund’s may outperform the securities selected for the Fund from time to time.

With respect to securities transactions for the Fund, the Adviser determines or will determine (as applicable) the broker that executes or will execute each order, which determinations shall be made consistent with the duty to seek best execution of the transaction. The Adviser has adopted a policy that is designed to address conflicts of interests with respect to “bunched trades,” in the same security for the same Accounts on the same day.

The Adviser and the Fund have adopted codes of ethics that, among other things, permit personal trading by employees (including the Adviser’s portfolio managers) where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

In general, the Adviser does not invest Accounts in private placements, initial public offerings or similar limited investment opportunities. However, to the extent that Mr. Quinn, Mr. Carr, or Mr. Moeller recommends a limited investment opportunity for multiple Accounts, the Adviser has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by the Adviser; provided, however, that the Adviser may determine a minimum amount that accounts must be able to purchase to participate.

COMPENSATION: The salaries of Mr. Quinn, Mr. Carr, and Mr. Moeller are fixed cash salaries paid on a monthly basis by the Adviser. Each of Mr. Quinn, Mr. Carr, and Mr. Moeller is eligible to participate in the Adviser’s retirement plan arrangements. The portfolio managers’ compensation is not linked to any specific factors, such as the Fund’s performance or asset levels, although positive performance and growth in managed assets are factors that may contribute to the profits and overall revenue growth of the Adviser. Mr. Quinn, as the majority owner of the Adviser, and Mr. Carr and Mr. Moeller, as minority owners, participate in the profits of the Adviser after all expenses are paid. Since profits are expected to increase as assets increase, Mr. Quinn, Mr. Carr, and Mr. Moeller are expected to receive increased profits through their ownership of the Adviser as Account assets (including, without limitation, the assets of the Fund) increase.

OWNERSHIP OF FUND SHARES AS OF MARCH 31, 2022

The dollar range of the shares of the Small Cap-Value Fund beneficially owned is as follows:

Mr. Quinn: $100,001 - $500,000

Mr. Carr: $100,001 - $500,000

Mr. Moeller: $500,001 - $1,000,000

PORTFOLIO TRANSACTION AND BROKERAGE

The Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held by the Fund by placing purchase and sale orders for the Fund, the Adviser shall select a broker-dealer (“broker”) as shall, in the Adviser’s judgment, implement the policy of the Fund to achieve “best execution;” i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Advisory Agreements to consider the reliability, integrity and financial condition of the broker.

The Adviser is also authorized by the Advisory Agreement to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Adviser. The Advisory Agreements state that the commissions paid to a broker may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreement provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreement; (ii) were for products or services that provide lawful and appropriate assistance to the Adviser’s decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Fund recognizes in the Advisory Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as services assisting the Fund in the valuation of the Fund’s investments. The research that the Adviser receives for the Fund’s brokerage commissions, whether or not useful to the Fund, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

In the over-the-counter market, securities are frequently traded on a “net” basis with brokers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker. Money market instruments usually trade on a “net” basis as well. On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

During the fiscal years ended March 31, 2022, 2021 and 2020, the Small-Cap Value Fund paid brokerage commissions of $247,864, $187,605 and $179,375, respectively.

CAPITALIZATION

The Fund is a series of the Trust. The Declaration of Trust of the Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders of such Fund would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board may create additional classes of shares which differ from each other only as to dividends. The Board has created one series of shares (i.e., the Small-Cap Value Fund), but the Board may create additional series in the future, which have separate assets and liabilities; each of such series has or will have a designation including the word “Series” or “Fund.” Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Fund will be allocated among the series in proportion to the total net assets of each series by the Board.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Matters submitted to shareholders must be approved by a majority of the outstanding securities of each series, unless the matter does not affect a particular series, in which case only the affected series’ approval will be required.

The Declaration of Trust provides that the Fund’s shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants’ expense the applicants’ communications to all other shareholders. Except for a change in the name of the Fund, no amendment may be made to the Declaration of Trust without the affirmative vote of the shareholders of more than 50% of its outstanding shares. The shareholders have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Fund may be terminated upon the sale of its respective assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of such series, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Fund will continue indefinitely.

Under Massachusetts law, a shareholder of a Massachusetts business trust may be held liable as a partner under certain circumstances. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the appropriate Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In addition, the operation of the Fund as investment companies would not likely give rise to liabilities in excess of its assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

PURCHASE AND REDEMPTION OF SHARES

Reference is made to “Buying Shares” in the Prospectus for more information concerning how to purchase shares.

REDEMPTIONS IN KIND: If the Trust’s Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. If the Fund meets your redemption request with securities instead of cash, you may be subject to appreciation and depreciation risks in those shares when the redemption is complete and you will incur any brokerage costs or other transaction expenses associated with subsequent liquidation of those securities.

AGREEMENTS WITH FINANCIAL INTERMEDIARIES: The Fund has authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized under certain circumstances to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.

TELEPHONE PURCHASES, EXCHANGES AND REDEMPTIONS FOR SECURITIES FIRMS: The following purchase and redemption telephone procedures have been established by the Fund for investors who purchase Fund shares through financial intermediaries who have accounts with the Fund for the benefit of their clients. Telephone purchases and redemptions will be effected by the Fund only through such financial intermediaries, who in turn will be responsible for crediting the investor’s account at the financial intermediary with the amount of any purchase or redemption pursuant to its account agreement with the investor’s instruction to purchase or redeem Fund shares.

Financial intermediaries may charge a reasonable handling fee for providing this service. Such fees are established by each financial intermediary, acting independently from the Fund, and neither the Fund nor the Distributor receives any part of such fees.

Purchase by Telephone. Shares shall be purchased at the NAV next determined after receipt of the purchase request by the applicable Fund. Payment for shares purchased must be received from the FINRA member firm by the appropriate Fund by wire no later than the third business day following the purchase order. If payment for any purchase order is not received on or before the third business day, the order is subject to cancellation by the Fund and the FINRA member firm’s account with the Fund will immediately be charged for any loss.

Redemption by Telephone. The redemption price is the NAV next determined after the receipt of the redemption request by the applicable Fund. Payment for shares redeemed will be made or delayed as provided above under “Selling Shares.”

By electing telephone purchase and redemption privileges, FINRA member firms, on behalf of themselves and their clients, agree that none of the Fund, the Distributor or the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions are recorded. As a result of these and other policies, the FINRA member firm may bear the risk of any loss in the event of such a transaction. If the Fund fails to employ this and other established procedures, it may be liable. The Fund reserves the right to modify or terminate telephone privileges at any time.

MARKET TIMING ARRANGEMENTS: The Fund has not entered into any arrangements with any person that would permit frequent purchases and frequent redemptions. The Board of Trustees has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading.

NET ASSET VALUE

As indicated in the Prospectus, the NAV of the Fund is determined by taking the market value of the total assets of the Fund, subtracting the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) which is open every weekday, Monday through Friday, other than NYSE holidays which can be found at www.nyse.com. The NYSE may close early on the day before a holiday as well as on the day after Thanksgiving Day. Since the Fund invests in securities that trade on foreign securities markets, which may be open on days other than the Fund business day, the value of the Fund’s portfolio may change on days when shareholders are not able to purchase or redeem Fund shares. In addition, trading in certain portfolio investments may not occur on days when the Fund is open for business, as markets or exchanges other than the NYSE may be closed.

In determining the NAV of the Fund’s shares, common stocks and other securities that are listed on a national securities exchange or the NASDAQ National Market System (“Market System”) are valued at the last sale price as of the close of the NYSE, on each Business Day or, in the absence of recorded sales, at the last closing price on such exchange or on such Market System. Unlisted securities that are not included in such Market System are valued at the closing price in the over-the-counter market. Valuations of fixed-income securities are supplied by independent pricing services used by the Fund. Valuations of fixed-income securities are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications as to value from recognized dealers, and general market conditions. The pricing service may use electronic data processing techniques and/or computerized matrix system to determine valuations. Fixed-income securities for which market quotations are readily available are valued based upon those quotations. The procedures used by the pricing service are reviewed by the applicable Fund under the general supervision of the Trustees.

The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the obligation.

Foreign securities are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time the Fund is valued. Prices are obtained from the broadest and most representative market on which the securities trade. If events which materially affect the value of the Fund’s investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value. In determining the Fund’s NAV per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board of Trustees and the Fair Value Committee. Debt securities which mature in less than sixty (60) days may be valued at amortized cost.

DISTRIBUTIONS AND TAX STATUS

The Fund typically distributes its respective net income or capital gains one time during each calendar year, usually in December. For the convenience of investors, the Fund reinvests all income dividends and capital gains distributions in full and fractional shares of the respective Fund unless the shareholder has given prior written notice to the Transfer Agent that the payment should be made in cash.

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, “income dividends”), will be taxable as ordinary income to shareholders whether or not paid in additional shares. Any distributions derived from the excess of net long-term capital gain over net short-term capital loss (“capital gains distributions”) are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares. Any loss realized upon the redemption of shares within six months after the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period.

Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. Shareholders of the Fund will receive information annually on Form 1099 with respect to the amount and nature of dividend income and capital gain distributions to assist them in reporting the prior calendar year’s distributions on their federal income tax return.

Distributions that are declared in October, November or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

The Fund may liquidate the account of any shareholder who fails to furnish its certificate of taxpayer identification number within thirty (30) days after date the account was opened.

The Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) during its previous fiscal periods and intends to continue to do so in the future. The Fund that is qualified under Subchapter M will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to its shareholders. The Fund does not anticipate being subject to federal income or excise taxes because the Fund intends to distribute all of its net investment income and net capital gains to its shareholders each fiscal year in accordance with the timing requirements of the Code and to meet other requirements of the Code relating to the sources of income and diversification of its assets.

When an income dividend or capital gains distribution is paid by the Fund, the NAV per share of the Fund is reduced automatically by the amount of the dividend and/or distribution. If the NAV per share is reduced below a shareholder’s cost basis as a result, such a distribution may still be taxable to the shareholder as ordinary income or capital gain (as the case may be) although in effect it represents a return of invested capital. For this reason, investors should consider carefully the desirability of purchasing shares immediately prior to a distribution date.

The Fund does not intend to invest in foreign issuers which meet the definition in the Code of “passive foreign investment company” (“PFICs”). However, foreign corporations are not required to certify their status as PFICs to potential U.S. investors, and the Fund may unintentionally acquire stock in a PFIC. The Fund’s income and gain, if any, from the holding of PFIC stock may be subject to a non-deductible tax at the Fund level.

A portion of the Fund’s income dividends may be eligible for the dividends-received deduction allowed to corporations under the Code, if certain requirements are met. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

Under the Code, the Fund may be required to impose backup withholding at a rate of 24% on income dividends and capital gains distributions, and payment of redemption proceeds to individuals and other non-exempt shareholders, if such shareholders have not provided a correct taxpayer identification number and made the certifications required by the Internal Revenue Service on the account application. A shareholder in the Fund may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the applicable Fund that the shareholder is subject to backup withholding.

The treatment of income dividends and capital gains distributions to shareholders of the Fund under the various foreign, state, and local income tax laws may not parallel that under the Federal law. Shareholders should consult their tax adviser with respect to applicable foreign, state, and local taxes.

PERFORMANCE INFORMATION

From time to time, the Fund may publish their total return in advertisements and communications to investors. Total return information will include the Fund’s average annual compounded rate of return for periods of one year, five years, and ten years or since inception (as applicable). The Fund may also advertise aggregate and average total return information over different periods of time. The Fund’s total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the NAV of such shares at the end of the period, assuming reinvestment of all distributions at net asset value. Total return figures will reflect all recurring charges against the Fund’s income.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund’s total return for any period should not be considered as a representation of what an investor’s total return may be in any future period.

In reports or other communications to shareholders and in advertising material, the Fund may compare performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and similar independent services that monitor the performance of mutual funds, or unmanaged indices of securities of the type in which the Fund invests.

The average annual rates of return as of the most recent fiscal year ended March 31, 2022, for the Investor Shares of the Small-Cap Value Fund are as follows:

	1 Year	5 Years	10 Years	Since Inception (September 30, 1992)
Return before taxes	34.53%	9.85%	13.38%	10.11%
Return after taxes on Distributions	23.53%	6.10%	10.08%	8.33%
Return after taxes on Distributions and Sale of Fund Shares	23.03%	6.43%	9.74%	8.16%

The Adviser (formerly Cornerstone Capital Corp.) became the investment adviser to the Small-Cap Value Fund in September 1992. Prior to that time, the Small-Cap Value Fund was known by other names and was advised and managed by other entities. The Small-Cap Value Fund was originally organized on January 6, 1986.

PERFORMANCE CALCULATION

The following is a brief description of how performance is calculated. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years, ten years and since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated with the following formula:

P(1+T)n = ERV

(where P = a hypothetical initial payment of $1,000; T = average annual total return; ERV = ending redeemable value of a hypothetical initial payment of $1,000; and n = number of years).

The average annual total return (after taxes on distributions) is calculated with the following formula:

P(1+T)n= ATVD

(where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); ATVD = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption; and n = number of years).

The average annual total return (after taxes on distributions and sale of fund shares) is calculated with the following formula:

P(1+T)n= ATVDR

(where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemptions); ATVDR = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption; and n = number of years).

All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

FINANCIAL STATEMENTS

The financial statements for the Small-Cap Value Fund and the report of the independent registered public accounting firm are included in the Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2022, which is incorporated by reference into this SAI.

APPENDIX A: DEFINITIONS

DEFINITIONS: Some of the terms used in the Fund’s Prospectus and this SAI are described below.

Money Market: The term “money market” refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. Government obligations, commercial paper, certificates of deposit and bankers’ acceptances, which are generally referred to as money market instruments.

U.S. Government Obligations: U.S. government obligations are debt securities (including bills, notes and bonds) issued by the U.S. treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an Act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, Government National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies, authorities and instrumentalities are not direct obligations of the U.S. treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Bank Obligations: Bank obligations include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated interest rate.

Bankers’ Acceptances: Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time Deposits: Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Commercial Paper: Commercial paper consists of short-term (usually one to 180 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Corporate Debt Obligations: Corporate debt obligations are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

Certificates of Deposit: Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Mortgage-Backed Securities: Mortgage-backed securities are interests in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrowers. The dominant issuers or guarantors of mortgage securities are the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).

Collateralized Mortgage Obligations: Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Municipal Bonds: Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

Zero Coupon Bonds: Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. A Fund, if it holds zero coupon bonds in its portfolio, however, would recognize income currently for federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Fund shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

RATINGS OF CORPORATE DEBT OBLIGATIONS: The characteristics of corporate debt obligations rated by Moody’s are generally as follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements. The future of such bonds cannot be considered as well assured.

B —- Bonds which are rated B generally lack characteristics of a desirable investment.

Caa — Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds rated Ca are speculative to a high degree.

C — Bonds rated C are the lowest rated class of bonds and are regarded as having extremely poor prospects.

The characteristics of corporate debt obligations rated by S&P are generally as follows:

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB — Debt rated BB is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation; CC indicates the highest degree of speculation.

BB, B, CCC, CC — Debt in these ratings is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.

A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information, or for other reasons.

RATINGS OF COMMERCIAL PAPER: Commercial paper rated A-1 by Standard & Poor’s has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer’s long-term debt is rated “A” or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry.

Commercial paper rated Prime 1 by Moody’s is the highest commercial paper assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer’s commercial paper is rated within various categories.

Determination of Credit Quality of Unrated Securities. In determining whether an unrated debt security is - of comparable quality to a rated security, the Adviser may consider the following factors, among others:

(1) other securities of the issuer that are rated;

(2) the issuer’s liquidity, debt structure, repayment schedules, and external credit support facilities;

(3) the reliability and quality of the issuer’s management;

(4) the length to maturity of the security and the percentage of the portfolio represented by securities of that issuer;

(5) the issuer’s earnings and cash flow trends;

(6) the issuer’s industry, the issuer’s position in its industry, and an appraisal of speculative risks which may be inherent in the industry;

(7) the financial strength of the issuer’s parent and its relationship with the issuer;

(8) the extent and reliability of credit support, including a letter of credit or third party guarantee applicable to payment of principal and interest;

(9) the issuer’s ability to repay its debt from cash sources or asset liquidation in the event that the issuer’s backup credit facilities are unavailable;

(10) other factors deemed relevant by the Adviser.

APPENDIX B: PROXY VOTING POLICY

Proxy Voting Policy

Voting Guidelines: The Adviser has engaged the proxy voting advisory service, Proxy Monitor, Inc. (“Proxy Monitor”) to provide the Adviser with recommendations with respect to proxy voting decisions (the “Recommendations”). Proxy Monitor’s proxy voting guidelines are subject to change in Proxy Monitor’s discretion, but a summary of Proxy Monitor’s voting guidelines is set forth below:

Independent Boards of Directors

●	We support an independent board of directors. Ordinarily, we will not vote against a slate of directors simply because it fails to meet the independence standard. We will do so, however, if corporate performance, over a reasonable period of time, is unsatisfactory.

●	We prefer that each board has an independent nominating committee. We will not ordinarily vote against a slate of directors simply because the board lacks a properly constituted nominating committee. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Independent Auditors

●	We will generally support the choice of auditors recommended by the corporation’s directors, specifically by the audit committee of these directors. The instances of auditors being changed other than as a result of routine rotation will be reviewed on a case-by-case basis.

●	A significant majority of revenues generated by the accounting firm through its relationship with the company should come from the audit function proper. Where there is no disclosure, or a breakdown of the fees and the non-audit fee is greater than the audit fee without further clarification, we will not support the re-election of the outside auditor.

●	Where non-audit fees have been detailed, we will consider each fee on a case-by-case basis, but we will not support a renewal of the auditor on the grounds that the independence of the auditor has been compromised.

Compensation Review Process

●	We support the establishment of an independent compensation committee. We will not ordinarily vote against a slate of directors simply because the board lacks a properly constituted compensation committee. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Board Size

●	We support a board size of 5 to 16 members. We will not ordinarily vote against a slate of directors simply because the size of the board is outside the guideline. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Cumulative Voting

●	We will review cumulative voting proposals on a case-by-case basis, voting for such proposals when they ensure an independent voice on an otherwise unresponsive board of directors.

Classified or Staggered Boards

●	We prefer the annual election of all directors. We will generally not support proposals that provide for staggered terms for board members.

●	When a proposal to adopt staggered terms for directors has been approved by a vote of shareholders, we will generally support the directors who are standing for staggered terms in those instances in which a vote for such directors is viewed to be in the financial interest of the shareholders and in conformity with the guidelines for the election of directors. We do not believe it is appropriate to vote against such directors simply as an indication of disagreement with the manner in which directors are elected.

Separation of Board and Management Roles

●	We support the separation of board and management roles. We will not ordinarily vote against a slate of directors where there does not exist a separation of board and management roles. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Director Liability and Indemnification

●	We will generally support proposals that limit directors’ liability and provide indemnification, subject to the qualifications outlined below.

Management and Director Compensation/Stock Option Plans

●	We assess proposed stock option plans on a case-by-case basis. We review the features of each plan together with the other aspects of total compensation and, after considering each of the issues, determine whether the plan on the whole is reasonable.

●	We look to support stock option plans with some or all of the following features:

○	Total potential dilution is ideally less than 5%, but in any circumstances, is less than 10%.

○	The “burn rate”– the number of options granted in a given year expressed as a percentage of shares outstanding – is restricted to less than 1% of the shares outstanding (or 20% of the options available under the plan).

○	There are specific performance criteria for the award of options or the vesting of options already granted.

○	Options granted have a life of five years or less.

○	Options do not vest immediately and vest over a period of at least 40% of the life of the options.

○	Directors do not have the flexibility to set the terms of the options to be granted or modify the terms of options already granted.

○	There are strict limits placed on the director’s ability to participate in the plan, in particular, that there is a specific and objective formula for the award of director options.

○	There is not an overly strong concentration of options granted to the most senior executive(s).

●	Form of Vehicle: We will review the granting of stock options, stock appreciation rights, phantom shares and restricted stock on a case-by-case basis.

●	Price: We will generally support plans whose underlying securities are to be issued at no less than 100% of the current market value.

●	Re-pricing: We will not support plans that allow the board of directors to lower the exercise price of options already granted. We will not support proposals that, directly or indirectly, would reduce the exercise price of options already granted.

●	Expiry: We will generally support plans whose options have a life of no more than five years. We will review on a case-by-case basis those plans whose options have a life of more than five years. We will generally not support “evergreen” stock option plans.

●	Dilution: We will generally support stock option plan amendments if the total potential dilution does not exceed 5%, and the so-called “burn rate” is less than 1% per annum. We will review on a case-by-case basis stock option plans that provide for total potential dilution exceeding 5% but less than 10%, or where the “burn rate” exceeds 1% per annum. We will generally not support stock option plans that provide for potential dilution in excess of 10% or where the “burn rate” exceeds 2% per annum.

●	Vesting: We will generally not support stock option plans that are 100% vested when granted.

●	Performance Vesting: We will generally support stock option plans that link the granting of options, or the vesting of options previously granted, to specific performance targets. This is especially important for plans above the 5% potential dilution threshold.

●	Concentration: We will generally not support stock option plans that authorize allocation of 25% or more of the available options to any one individual.

●	Director Eligibility: We will generally support stock option plans for directors where the terms and conditions of director options are clearly defined and are reasonable. In particular, we look for a specific and objective formula for the award of director options. We will generally not support those plans that provide for discretionary director participation.

●	Change in Control: We will not support stock option plans with change in control provisions if the provisions allow option holders to receive more for their options than shareholders would receive for their shares. We will not support changes in control arrangements developed in the midst of a takeover fight specifically to entrench management. We will not support the granting of options or bonuses to outside directors “in the event” of a change of control as the independence of outside directors will be compromised if they are eligible for additional severance benefits in the event of a change of control.

●	Board Discretion: We will not support plans that give the board broad discretion in setting the terms and conditions of programs. Such programs must be submitted to shareholders with adequate detail regarding their cost, scope, frequency and schedules for exercising the options.

●	Employee Loans: We will generally not support the corporation making loans to employees to allow employees to pay for stock or options. Excessive loans expose the company to risk as a result of potentially uncollectible debts and may inhibit the termination of employees who are in debt to the company. Executives seeking to buy stock or options should be encouraged to obtain credit from more conventional, market-rate sources, such as banks or company credit unions.

●	Omnibus Plans: We will generally not support omnibus stock option plans (three or more types of awards in one plan). We believe that shareholders should vote on the separate components of such plans rather than be forced to consider the “take-all” approach of an omnibus collection. Although we are opposed to the concept of omnibus plans, we will review each element to determine whether the specific benefits being offered are contrary to our other guidelines in this category.

●	Disclosure: We strongly support the expensing of foregone option premiums in a company’s income statement, together with detailed footnote disclosure of option costs.

Director Compensation

●	We will generally support proposals that call for a certain percentage of directors’ compensation to be in the form of common stock. We will not ordinarily vote against a slate of directors where there does not exist a practice of paying some percentage of director compensation in common stock. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Golden Parachutes

●	We will review severance compensation arrangements on a case-by-case basis. We will not support “golden parachutes” that we deem to be excessive.

Shareholders Rights Plans

●	We will review shareholder rights plans on a case-by-case basis. We will generally not support shareholder rights plans that go beyond ensuring equal treatment of shareholders in the event of a bid, and allowing the company sufficient time to consider alternatives to a bid.

●	We will look to support shareholder rights plans with all or substantially all of the following features:

○	The plan provides that the minimum bid period is not longer than 50 days.

○	The plan allows for partial bids.

○	The plan does not authorize the board to waive the plan’s application unless the plan is waived for all other subsequent bids.

○	The plan does not allow for the redemption of rights without shareholder ratification.

○	The plan does not contain exemptions for private placements.

○	The plan exempts soft lock-up agreements.

○	The plan requires shareholder ratification at least every three years.

○	The plan places a modest limit on the granting of any “break fees.”

Going Private Transactions, Leveraged Buyouts and Other Purchase Transactions

●	We will evaluate going private transactions, leveraged buyouts and other purchase transactions on a case-by-case basis, but we will not support transactions that do not adequately compensate minority shareholders.

●	Whenever a publicly traded corporation seeks to become privately owned via a “going private transaction” or a “leveraged buyout,” we will carefully evaluate the proposal to determine whether the transaction is in the long-term best economic interests of shareholders or whether it is designed mainly to further the interests of one group of stakeholders at the expense of other shareholders. In addition to such an economic analysis, we will review the process by which the proposal was received. In this regard, we will consider whether:

○	Other potential bidders have had an opportunity to investigate the company and make competing bids; and

○	A valuation and/or “fairness opinion” has been obtained from a qualified and independent party, and the analysis and recommendations contained in that valuation or opinion support the proposal.

Lock-Up Arrangements

●	While we will evaluate potential arrangements on a case-by-case basis, we will generally not support “hard” lock-up arrangements (agreements between certain shareholders to sell their shares to a potential acquiring company before a formal offer is made to other shareholders) if these arrangements serve to prevent competing bids for a corporation in a takeover situation.

“Crown Jewel” Defenses

●	We review transactions on a case-by-case basis. We will generally not support crown jewel defenses (the selling of assets to a friendly third party to frustrate an attempted takeover) unless they are clearly in the interests of all shareholders.

Payment of Greenmail

●	We will support proposals that seek to prevent the payment of “greenmail” to an unwanted purchaser of the corporation. We will not support the payment of “greenmail” (the payment from corporate funds of a premium price to selected shareholders (often an unwanted purchaser of a company) without the opportunity for all shareholders to participate in such a purchase program).

Fair Price Amendments

●	We will support proposals that require a bidder for a corporation to pay every shareholder a fair price where a “fair” price is defined as the highest price paid to any shareholder under the offer.

Reincorporation

●	We will support reincorporation proposals (a proposal to re-establish the company in a different legal jurisdiction) when management and the board can demonstrate sound financial or business reasons for the move. However, we will generally not support reincorporation proposals that are made as part of an anti-takeover defense or solely to limit directors’ liability.

Shareholders Rights Issues

●	We will support resolutions to introduce confidential voting.

Dual Class Share Structures

●	We support one class of shares. We will generally not support the creation or extension of dual-class share structures.

Super-Majority Approval of Business Transactions

●	We will review supermajority proposals on a case-by-case basis; however, we will generally not support proposals in which management seeks to increase the number of votes required on an issue above two-thirds (66.7%) of the outstanding shares.

Increase in Authorized Shares

●	We will generally support proposals for the authorization of additional common shares provided the amount requested is necessary for sound business reasons. We will generally not support proposals that seek a 50% or more increase in authorized common shares when management does not demonstrate a specific need.

“Blank-Check” Preferred Shares

●	We will generally not support either the authorization of, or an increase in, blank check preferred shares.

Shareholder Proposals

●	We will evaluate shareholder proposals on a case-by-case basis. We will generally not support proposals that place arbitrary or artificial constraints on the company, its board, or management.

●	We will review stakeholder proposals on a case-by-case basis. We will generally not support proposals that seek to alter the responsibility of the directors to supervise the management of the business of the corporation or that create a wide range of peripheral considerations the directors must take into account in evaluating a business proposal.

Voting Procedures: Under normal circumstances, the Adviser will vote proxies for the Fund in accordance with the Recommendations. Notwithstanding the foregoing, the Adviser may vote differently from the Recommendations when the Adviser believes such vote is in the best interests of the Fund and their shareholders.

Conflicts: If with respect to any proxy vote for the Fund, the Adviser is aware of a conflict between the interests of a client and the interests of the Adviser or an affiliated person of the Adviser (e.g., a portfolio company is a client or an affiliate of a client of the Adviser), the Adviser will notify the Fund of the conflict and will vote the Fund’s shares in accordance with the instructions of the Trust’s Proxy Voting Committee.